SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 26, 2004

Date of Report (Date of Earliest Event Reported)

INSIGHTFUL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	02-020992	04-2842217

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1700 Westlake Avenue North, #500, Seattle, Washington		98109-3044

(Address of Principal Executive Offices)		(Zip Code)

(206) 283-8802

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     On August 26, 2004, Insightful Corporation (the “Company”) announced the engagement of a new independent accountant, Moss Adams LLP, as the principal accountant to audit the Company’s financial statements.

Item 7.01 Regulation FD Disclosure

     On August 26, 2004, the Company issued a press release announcing the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm. A copy of the release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release dated August 26, 2004 announcing the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHTFUL CORPORATION

Dated: August 26, 2004	By:	/s/ Kenneth J. Moyle, Jr.

Kenneth J. Moyle, Jr.
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Insightful Corporation dated August 26, 2004.